SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)

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☐	Soliciting Material under §240.14a-12
Independence Contract Drilling, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend the definitive proxy statement of Independence Contract Drilling, Inc. (the “Company”) for its Special Meeting of Stockholders to be held on February 6, 2020 (such proxy statement, the “Proxy Statement”), which was filed with the Securities and Exchange Commission on December 27, 2019, in order to correct (i) the treatment of “broker non-votes” for purposes of determining the number of votes cast in connection with Proposal 1 and Proposal 2, which the NYSE has informed the Company are “routine” matters under applicable NYSE rules, as well as (ii) the requisite vote for Proposal 1 relating to a reverse stock split of the shares of the Company’s common stock. All other items of the Proxy Statement are incorporated herein by reference without changes.

CHANGES TO PROXY STATEMENT

The third paragraph of the cover page of the Proxy Statement is amended in its entirety as follows:

The representation in person or by proxy of at least a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of business. Abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. A “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. On the Reverse Split Proposal (as defined below), an affirmative vote of a majority of the outstanding shares of our common stock is required for approval. On the adjournment of the Special Meeting proposal, an affirmative vote of at least a majority of the shares present, in person or represented by proxy, and voting on that matter is required for approval. An automated system administered by the Company’s transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

The following Q&A under “Important Information About the Special Meeting and Voting -- Q: What vote is required by ICD stockholders to approve the proposals?” on page 2 of the Proxy Statement is amended in its entirety as follows:

Q:	What vote is required by ICD stockholders to approve the proposals?
A:	Proposal 1: Approve an Amendment to the Amended and Restated Certificate of Incorporation to Effect a Reverse Split of the Company’s common stock
Pursuant to applicable New York Stock Exchange Listed Company Manual rules, the Delaware General Corporation Law and the Bylaws of the Company, the affirmative vote of a majority of the outstanding shares of our common stock is required to approve an amendment to the Certificate of Incorporation. Abstentions will have the same effect as a vote “AGAINST” this proposal. The NYSE has advised the Company that this proposal is “routine” under NYSE MKT rules, and as such brokerage firms will have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. However, the failure to receive any vote on this proposal by a record owner will have the effect of a vote “AGAINST” such proposal.

Proposal 2: Approve the Adjournment or Postponement of the Special Meeting, if necessary
Pursuant to the Delaware General Corporation Law and the Bylaws of the Company, the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the adjournment or postponement of the Special Meeting, if necessary is required to approve such adjournment or postponement. Abstentions will have no effect on the results of this vote. The NYSE has advised the Company that this proposal is “routine” under NYSE MKT rules, and as such brokerage firms will have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. The failure to vote will have no effect on the results of this vote.

The following Q&A under “Important Information About the Special Meeting and Voting -- Q: Will your shares be voted if you do not vote” on page 5 of the Proxy Statement is hereby amended in its entirety as follows:

Q:	Will your shares be voted if you do not vote?
A:
If you are a stockholder of record and do not return your proxy card or otherwise cast your vote by any means listed above, your shares will not be voted. If you submit a signed proxy card with no further instructions, the shares represented by that proxy card will be voted as recommended by our Board “FOR” the two proposals.

If you are a beneficial owner, your broker may vote on Proposal 1 and Proposal 2, which are considered by the NYSE to be “routine” matters.

The paragraph under subheading “Vote Required to Approve the Reverse Split Proposal” with respect to Proposal 1 on page 13 is hereby amended in its entirety as follows:

Vote Required to Approve the Reverse Split Proposal

Pursuant to our charter and bylaws, and applicable New York Stock Exchange Listed Company Manual rules, the affirmative vote by a majority of the outstanding shares of common stock at a meeting where a quorum is present is required to approve the Reverse Split Proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. As the Reverse Split Proposal is a “routine” matter under NYSE rules, we do not expect any broker non-votes. If you are a beneficial owner, your broker may vote on the Reverse Split Proposal. However, the failure to receive any vote on this proposal by a record owner will have the effect of a vote “AGAINST” such proposal.

The paragraph under subheading “Vote Required” with respect to Proposal 2 on page 14 is hereby amended in its entirety as follows:

Vote Required

Pursuant to our bylaws, the affirmative vote of a majority of the stockholders present in person or represented by proxy at a meeting and entitled to vote is required to approve the adjournment or postponement of the Special Meeting of stockholders. Abstentions will have no effect on this proposal, and if you fail to vote, it will have no effect on the outcome of the proposal unless the shares are counted as present at the Special Meeting. As this Proposal 2 is a “routine” matter under NYSE rules, we do not expect any broker non-votes. If you are a beneficial owner, your broker may vote on this Proposal 2.

Important Notice Regarding the Availability of Proxy Materials for the Independence Contract Drilling, Inc. Special Meeting of Stockholders to be held on February 6, 2020:
This Amendment No. 1, and the Notice of the Special Meeting and Proxy Statement, are available at www.proxyvote.com.